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EXHIBIT 32.2

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Michael C. Davies, Chief Financial Officer of Reclamation Consulting and Applications, Inc. (the "Company"), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that this Quarterly Report on Form 10-QSB of the Company for the three months ended March 31, 2007 (the "Quarterly Report"), fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)) and that information contained in this Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: May 21, 2007                              /s/ MICHAEL C. DAVIES
                                                -------------------------------
                                                Michael C. Davies
                                                Chief Financial Officer


A signed original of this written statement required by Section 906 has been provided to Reclamation Consulting and Applications, Inc. and will be retained by Reclamation Consulting and Applications, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.